                                                                   EXHIBIT 10.32

                         EQUITY SUBSCRIPTION AGREEMENT
                         -----------------------------


          THIS AGREEMENT is made as of March 27, 1998 by and among GLOBAL IMAGING SYSTEMS INC., a Delaware corporation (the "COMPANY"), and Thomas S. Johnson, Golder, Thoma, Cressey, Rauner, Fund IV Limited Partnership, a Delaware limited partnership, and Jackson National Life Insurance Company, a Michigan life insurance company (collectively, the "PURCHASERS" and each individually a "PURCHASER"). Except as otherwise indicated, capitalized terms used herein are defined in paragraph 8 hereof.
           -----------

          The parties hereto agree as follows:

          1.  AUTHORIZATION OF STOCK.  The Company has authorized the issuance
              ----------------------
and sale to the Purchasers of an aggregate of 653.61 shares (the "STOCK"), consisting of 580.456 shares of its Class B Common Stock, $.01 par value per share (the "CLASS B COMMON") and 73.154 shares of its Class C Common Stock, $.01 par value per share (the "CLASS C COMMON"). The Stock is being issued to the Purchasers pursuant to that certain option granted to Purchasers under the Executive Agreement with Thomas S. Johnson dated June 9, 1994, as amended (the "JOHNSON EXECUTIVE AGREEMENT").

          2.  PURCHASE AND SALE OF THE STOCK.  The parties will execute and
              ------------------------------
deliver counterparts of this Agreement on or about March 31, 1998. The subscription by the Purchasers will occur at a closing ("CLOSING") to be held on a date mutually satisfactory to the Purchasers and the Company not later than March 31, 1998. At the Closing, the Company will sell to the Purchasers and, subject to the terms and conditions set forth herein, the Purchasers will purchase from the Company, an aggregate of 653.61 shares of Stock (580.456 shares of Class B Common and 73.154 shares of Class C Common) at a price of $9.00 per share (in the aggregate, a total price of $5,882.49). The allocation of the purchase of the Stock among each of the Purchasers is set forth in Exhibit A hereto. The Closing of the purchase and sale of the Stock will be
---------
effected by exchange of documents, certificates and agreements, by air courier, telefax or other means satisfactory to the parties. At the Closing, the Company will issue and deliver to the Purchasers certificates evidencing the Stock to be purchased by the Purchasers, registered in each Purchaser's name, against payment of the purchase price therefor by check or wire transfer of funds in the amount set forth for each Purchaser in Exhibit A hereto.
                                       ---------

          3.  CONDITIONS OF THE PURCHASERS' OBLIGATION AT THE CLOSING.  The
              -------------------------------------------------------
obligation of the Purchasers to purchase and pay for the Stock at the Closing is subject to the satisfaction as of the Closing of the following conditions:

              3A.  REPRESENTATIONS AND WARRANTIES.  The representations and
                   ------------------------------
warranties contained in paragraph 6 hereof will be true and correct at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.

              3B.  CERTIFICATE OF INCORPORATION. The Company's Restated
                   ----------------------------
Certificate of Incorporation (the "CHARTER") as filed with the State of Delaware will be in full force and effect at the Closing and will not have been further amended or modified.

              3C.  PROCEEDINGS.  All corporate and other proceedings taken or
                   -----------
required to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incident thereto will be satisfactory in form and substance to the Purchasers.

          4.  TRANSFER OF RESTRICTED SECURITIES.
              ---------------------------------

                   (i) Restricted Securities are transferable pursuant to (a) public offerings registered under the Securities Act, (b) Rule 144 of the Securities and Exchange Commission (or any similar rule then in force) if such rule is available and (c) subject to the conditions specified in subparagraph 4(ii) below, any other legally available
                       ------------------
          means of transfer.

                   (ii) In connection with the transfer of any Restricted Securities (other than a transfer described in subparagraph 4(i)(a) or
                                                         -----------------------
          (b) above), the holder thereof will deliver written notice to the
          ---
          Company describing the transfer or proposed transfer, together with an opinion of Hogan & Hartson LLP or other counsel, which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters, to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of Hogan & Hartson LLP or such other counsel that no subsequent transfer of such Restricted Securities will require registration under the Securities Act, the Company will promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in paragraph 9A. If the Company is
                                             ------------
          not required to deliver such new certificates for such Restricted Securities, the holder thereof will not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this paragraph and paragraph 9A.
              ------------

          5.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.  Each of the
              ------------------------------------------------
Purchasers represents and warrants to the Company that he or it is purchasing and will purchase the Stock for his or its own account, with no present intention of distributing or reselling the Stock or any part thereof, and that he or it is prepared to bear the economic risk of retaining the Stock for an indefinite period, all without prejudice, however, to his or its right at any time, in accordance with this Agreement, lawfully to sell or otherwise dispose of all or any part of the Stock held by him or it. Each of the Purchasers also represents and warrants that he or it is an accredited investor, as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, and that he or it has had the opportunity to ask questions of the Company's management with respect to his or its investment. Each of the Purchasers also represents and warrants that he or it has received the confidential offering memorandum of the Company delivered to such Purchaser in accordance with applicable securities laws. Each of the Purchasers agrees that if, and to the extent, he or it elects to sell the Stock, he or it will do so in compliance with the provisions and requirements of the Securities Act and applicable state securities laws. Each of the Purchasers further represents that he or it has full authority to enter into the transactions contemplated by this Agreement and to perform his or its obligations hereunder. Further, each of the Purchasers represents and warrants that the sale and issuance of the Stock has been properly allocated among each of the Purchasers as set forth in any agreements between the Company and the Purchasers and that no additional shares of the capital stock of the Company are issuable to such Purchasers in connection herewith or therewith.

          6.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  As a material
              ---------------------------------------------
inducement to the Purchasers to enter into this Agreement and purchase the Stock, the Company hereby represents and warrants that:

              6A.  ORGANIZATION AND CORPORATE POWER. The Company is a
                   --------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in every jurisdiction in which the failure so to qualify might reasonably be expected to have a material adverse effect on the financial condition, operating results or business prospects of the Company. The Company has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copies of the Company's Charter and bylaws that have been furnished to the Purchasers' counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

              6B.  CAPITAL STOCK AND RELATED MATTERS.  Based in part on the
                   ---------------------------------
investment representations of the Purchasers in paragraph 5 above, the Company
                                                -----------
has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of the Stock, and the offer, sale and issuance of the Stock hereunder do not require registration under the Securities Act or any applicable state securities laws. To the best of the Company's knowledge, there are no agreements among the Company's stockholders with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs that would conflict with the provisions of this Agreement..

              6C.  AUTHORIZATION; NO BREACH.  The execution, delivery and
                   ------------------------
performance of this Agreement and all other agreements contemplated hereby to which the Company is a party have been duly authorized by the Company. This Agreement and all other agreements contemplated hereby each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement and all other agreements contemplated hereby to which the Company is a party, the offering, sale and issuance of the Stock hereunder, and fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of,
(ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Charter or bylaws of the Company, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is a party or by which it is bound.

              6D.  BROKERAGE. There are no claims against the Company for
                   ---------
brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company.

              6E.  GOVERNMENTAL CONSENT, ETC.  No permit, consent, approval or
                   --------------------------
authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the other agreements contemplated hereby, or the consummation by the Company of any other transaction contemplated hereby or thereby.

              6F.  COMPLIANCE WITH LAWS. The Company is not in violation of any
                   --------------------
law or any regulation or requirement which violation might reasonably be expected to have a material adverse effect upon the financial condition, operating results or business prospects of the Company and the Company has not received notice of any such violation.

              6G.  DISCLOSURE.  Neither this Agreement nor any of the schedules,
                   ----------
attachments, written statements, documents, certificates or other items prepared or supplied to the Purchasers by or on behalf of the Company with respect to the transactions contemplated hereby contains any untrue statement of a material fact or omits a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which the Company has not disclosed to the Purchasers in writing and of which any of its officers, directors or executive employees is aware and which could reasonably be anticipated to have a material adverse effect upon the existing or expected financial condition, operating results, assets, customer relations, employee relations or business prospects of the Company.

              6H.  CLOSING DATE. The representations and warranties of the
                   ------------
Company contained in this paragraph 6 and elsewhere in this Agreement and all
                          -----------
information contained in any exhibit, schedule or attachment hereto or in any writing delivered by, or on behalf of, the Company to any Purchasers will be true and correct in all material respects on the date of the Closing as though then made, except as affected by the transactions expressly contemplated by this Agreement.

          7.  REPURCHASE OF SHARES.  Notwithstanding anything to the contrary
              --------------------
contained in this Agreement, the Purchasers hereby agree that the Company shall have the right to repurchase all of the Stock from the Purchasers at a price per share equal to $9.00 per share, in the event that the Company's initial public offering registered under the Securities Act is not closed on or before July 31, 1998 (the "IPO"). In the event the IPO does not occur prior to July 31, 1998, the Company shall have 30 days thereafter to redeem all, but not less than all, of the Stock from the Purchasers in accordance with the terms of this paragraph
                                                                      ---------
7.  Each of the
-

Purchasers further agrees not to transfer the Stock on or prior to August 31, 1998 without getting the transferee thereof to deliver its agreement in writing to the Company to be bound by the terms and conditions set forth in this paragraph 7. The provisions of this paragraph 7 will terminate on the closing of
-----------                         -----------
the IPO.

          8.  DEFINITIONS.  For the purposes of this Agreement, the following
              -----------
terms have the meanings set forth below:

              "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

              "RESTRICTED SECURITIES" means the Stock issued hereunder, and any securities issued with respect thereto by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale and have actually been sold to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in paragraph 9A have been delivered by the Company in accordance with
             ------------
subparagraph 4(ii).  Whenever any particular securities cease to be Restricted
------------------
Securities, the holder thereof will be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in paragraph 9A.
                                     ------------

              "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

              "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

              "SUBSIDIARY" means any corporation of which the securities having a majority of the ordinary voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries.

          9.  MISCELLANEOUS.
              -------------

              9A.  RESTRICTIVE LEGEND. Each certificate for Restricted
                   ------------------
Securities will be imprinted with a legend in substantially the following form:

              The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Equity

              Subscription Agreement, dated as of March 27, 1998, by and between the issuer (the "COMPANY") and a certain investor, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions will be furnished by the Company to the holder hereof upon written request and without charge.

              9B.  SUCCESSORS AND ASSIGNS. Except as otherwise expressly
                   ----------------------
provided herein or in any instruments of transfer or assignment, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Purchasers' benefit as a purchaser or holder of Stock are also for the benefit of, and enforceable by, any subsequent holder of such Stock.

              9C.  COUNTERPARTS FACSIMILE SIGNATURES.  This Agreement may be
                   ---------------------------------
executed simultaneously in counterparts, both of which need not contain the signatures of more than one party, but both such counterparts taken together will constitute one and the same Agreement. This Agreement may be executed by facsimile transmission.

              9D.  GOVERNING LAW.  This Agreement will be governed by the
                   -------------
internal law, and not the law of conflicts, of Delaware.

              9E.  NOTICES.  All notices, demands or other communications to be
                   -------
given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, or sent by telex or facsimile transmission, or sent by receipted air courier, or mailed by certified or registered mail, return receipt requested and postage prepaid, to the recipient. Such notices, demands and other communications will be sent to the Company and the Purchasers at the address indicated below:

              Notice to the Company
              ---------------------

              Global Imaging Systems Inc.
              P.O. Box 273478
              Tampa, Florida  33688
              Attention:  Thomas S. Johnson

              Notice to the Purchasers
              ------------------------

              At the addresses listed on the Company's stockholder records or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              GLOBAL IMAGING SYSTEMS, INC.



                              By:  /s/ Raymond Schilling
                                   ---------------------------------------
                                   Raymond Schilling, Executive Vice
                                   President and Chief Financial Officer


                              PURCHASERS:



                              /s/ Thomas S. Johnson
                              --------------------------------------------
                              Thomas S. Johnson


                              GOLDER, THOMA, CRESSEY, RAUNER, FUND IV LIMITED PARTNERSHIP

                              By:   GTCR IV, L.P.
                              Its:  General Partner

                              By:   Golder, Thoma, Cressey, Rauner Inc.
                              Its:  General Partner



                                    By:  /s/ Carl D. Thoma
                                         ---------------------------------
                                         Carl D. Thoma
                                         Authorized Officer


                              JACKSON NATIONAL LIFE INSURANCE COMPANY



                              By:   /s/ Bruce Gorchow
                                    ---------------------------------------
                                    Bruce Gorchow
                                    Its:__________________________________

                                   EXHIBIT A

                              LIST OF PURCHASERS

                                                              AMOUNT OFFERED                            SHARES OF
             NAME AND ADDRESS                                       ($)                               CLASS B STOCK
-------------------------------------------              ----------------------               ---------------------------
Thomas S. Johnson                                                $  615.44                                68.382

Golder, Thoma, Cressey, Rauner Fund IV,                          $4,608.67                               512.074
L.P.

Jackson National Life Insurance Company                          $  658.38                                73.154*
                                                         ----------------------               ---------------------------
              Total                                               5,882.49                                653.61
                                                         ======================               ===========================


* Jackson National Life Insurance Company will aqcuire Class C Common Stock in lieu of Class B Common Stock.